ARLINGTON | ASSET INVESTMENT

Investor Presentation

July 30, 2010

Information Related to Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding future results or expectations. Forward-looking statements can be identified by forward-looking language, including words such as "believes," "anticipates," "views", "expects," "estimates," "intends," "may," "plans," "projects," "potential," "prospective," "will" and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections.

You should carefully consider these risks when you make a decision concerning an investment in our common stock, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: risks and uncertainties relating to the recent global economic downturn; changes in economic and market conditions; impacts of regulatory changes and changes to Fannie Mae and Freddie Mac; the impact of defaults, or anticipated defaults, of sovereign debt as well as programs designed to mitigate applicable risks to the global economy; availability of opportunities that meet or exceed our risk adjusted return expectations, changes in interest rates; changes in anticipated earnings and returns; our ability to maintain adequate liquidity; increased costs of borrowing; decreased interest spreads; changes in mortgage pre-payment speeds; risks associated with merchant banking investments; the realization of gains and losses on principal investments; our ability to maintain our exemption from registration as an investment company pursuant to the Investment Company Act of 1940; our ability to generate earnings or gains and otherwise realize and protect taxable benefits associated with net operating loss carry-forwards and net capital loss carry-forwards; our ability to realize continued cost savings; our ability and willingness to pay future dividends; available technologies; competition for business and personnel; changes in, and our ability to remain in compliance with, law, regulations or government policies affecting our business; and the factors described in the sections entitled "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2009 and our other public filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether written or oral, relating to matters discussed in this presentation, except as may be required by applicable securities laws.

Arlington Asset Overview

- $19.75 closing stock price on 7/29/2010; $156 million market cap; and 7.9 million shares o/s
- $23.21 book value per share at 6/30/10; up $3.18 per share in 2Q 2010
  - 85% price to book value per share
- 23% 2Q 2010 return on equity based on $1.23 2Q 2010 core operating income per share[1]
- 7.1% dividend yield based on $1.40 per share annual dividend rate on 7/29/10
- $25 per share reflation potential from non-agency MBS purchase discount
- Significant insider ownership

1) *Non-GAAP core operating income represents GAAP net income adjusted for: non-recurring costs; stock compensation; interest income adjustment related to non-cash component of purchase discount accretion/premium amortization; unrealized mark-to-market adjustments on trading MBS and interest rate instruments. Please see Exhibit A for the reconciliation of the GAAP financial results to non-GAAP measurements.*

Investment Opportunity

- Attractive non-agency MBS portfolio with high risk-adjusted returns; acquired starting May 2009
  - 19% yield; focus in first pay senior securities and attractive Re-REMIC mezzanine segment
  - Lower total delinquencies and loss severities, higher CPR's in 2Q 2010

- Risk protection
  - Non-agency MBS portfolio
    - 21% credit enhancement to investment basis
    - 49% of par average cost / 51% discount to face value
    - $196 million purchase discount compared to $386 million face value
  - Agency MBS portfolio
    - Sold forward or funding hedged for 48 months at 2.43% weighted average rate

- Low leverage, liquid balance sheet (1 to 1 debt to equity)

- Liquidity
  - $213 million of non-agency MBS market value with no net debt on non-agency MBS portfolio at 6/30/10
  - Approximately $100 million in untapped borrowing potential on non-agency MBS

- Growth potential
  - $15 million of cash from operations in 2Q 2010 available for reinvestment or distribution
  - Reinvestment of capital from appreciated non-agency MBS in new discounted assets
  - Reflation of $196 million non-agency MBS purchase discount

- C-Corp structure with in excess of $800 million of tax benefits (not recorded on balance sheet)
  - 2% tax rate on income and appreciation
  - Retention of cash earnings with reinvestment in discounted assets
  - C-Corp tax rate on dividends

Housing Market Historical Trends[1]


S&P/Case Schiller Home Price Index
225
215
205
195
185
175
165
155
145
135
125
J-06 A-06 J-06 O-06 J-07 A-07 J-07 O-07 J-08 A-08 J-08 O-08 J-09 A-09 J-09 O-09 J-10 A-10


US Unemployment Rate
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
J-03 D-03 J-04 D-04 J-05 D-05 J-06 D-06 J-07 D-07 J-08 D-08 J-09 D-09 J-10


S&P 500
1600
1500
1400
1300
1200
1100
1000
900
800
700
600
J-06 S-06 D-06 M-07 J-07 S-07 D-07 M-08 J-08 S-08 D-08 M-09 J-09 S-09 D-09 M-10 J-10


Mortgage Deliquency Rate (60+ Days)
30
25
20
15
10
5
0
J-06 S-06 D-06 M-07 J-07 S-07 D-07 M-08 J-08 S-08 D-08 M-09 J-09 S-09 D-09 M-10 J-10

ARLINGTON | ASSET INVESTMENT

(1) Source: Bloomberg

Arlington Asset Non-Agency MBS Portfolio Summary[(1)]

- Prime and Alt A MBS not Guaranteed by FN/FH/GN
- Average Loan Size: $591,177
- # of Loans: 20,635
- Coupon: 5.6%
- Original FICO: 726
- Original LTV: 71%
- Wgt Avg Loan Origination Date: Sept 2006
- Wgt Avg Loan Age: 46 months

- Purchase Price to Par: 48%
- Credit Enhancement: 10%
- 60+ Delinquency: 21%
- 3mo Severity: 43%
- Cumulative Loss to Date: 3.7%
- 3mo CPR: 16%
- Re-REMIC Capital Allocation: $115M
- First Tranche Capital Allocation: $69M

ARLINGTON | ASSET INVESTMENT

(1) As of 06/30/10

Non-Agency MBS Investment Opportunity

ILLUSTRATIVE RETURN MODEL[1]

Based on current market conditions

Current Face	$ 100
Dollar Cost	$ 49
Coupon	5.7%
Coupon Yield	11.7%
CPR	15.7
Prepayment	$ 6.4
Return of Principal	$ 3.3
Accretion	$ 3.1
Accretion in BPS	6.5%
Total Unlevered Return	18.2%

(1) Assumes total investment mix of 37% Senior and 63% Mezzanine MBS. As a percentage of face value, this assumption implies a mix of 30% Senior and 70% Mezzanine MBS. These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside of the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

ARLINGTON | ASSET INVESTMENT

Downside Protection with Upside Potential

POTENTIAL RETURN ON INVESTMENT EXAMPLES[1]

Based on current market conditions



Invested Capital
Cash Accretion
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cash Accretion: 104%
Coupon Yield on Invested Capital: 11.7%
Cash Accretion: 73%
Coupon Yield on Invested Capital: 11.7%
Coupon Yield on Invested Capital: 11.7%

Frequency	26%	Frequency	38%	Frequency	59%
Severity	37%	Severity	44%	Severity	50%
Return vs Par	100%	Return vs Par	85%	Return vs Par	48%

ARLINGTON | ASSET INVESTMENT

(1) *These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.*

Potential Growth Scenarios in Earnings, Equity and Book Value Per Share[2]

- $1.23 per share Core Operating Income[1] (2Q10)
- $23.21 BVPS at 6/30/2010
- Non-Agency MBS Face Value = $386 million
- Adjusted Cost Basis = $183 million
- Potential Accretion, (Max.) = $196 million
- Agency MBS Portfolio Value = $176 million

Scenario: Potential Impact of Non-Agency MBS Reflation[2]

Assumed Portfolio Reflation Price (% of Face Value)	Total Equity[3] ($mm)	BVPS[4]	Core Operating Income Per Share Based on Assumed Return on Reflated Equity of[5] 10%	12.5%	15%
70%	$239	$30.51	$2.95	$3.68	$4.42
85%	297	37.91	3.66	4.58	5.49
100%	355	45.30	4.37	5.47	6.56

Scenario: Potential Impact of Hedged Agency MBS Deployment[6]

Capital Allocation ($mm)	Incremental Core Operating Income Per Share Assuming Hedged Spread of[6] 150 b.p.	200 b.p.	250 b.p.
$10	$0.19	$0.25	$0.31
15	0.28	0.38	0.47
20	0.38	0.50	0.63

1) Non-GAAP core operating income represents GAAP net income adjusted for: non-recurring costs; stock compensation; interest income adjustment related to non-cash component of purchase discount accretion/premium amortization; unrealized mark-to-market adjustments on trading MBS and interest rate instruments. Please see Exhibit A for the reconciliation of the GAAP financial results to non-GAAP measurements.

(2) These assumptions are not projections and do not necessarily represent the Company's expectations and future performance. This is hypothetical and illustrative only and actual results are subject to significant uncertainties, many of which are outside of the control of the Company. Consequently, actual results could materially differ. You should not rely on this illustration as being indicative of our future results.

(3) Non-agency MBS face value multiplied by Assumed Price %, minus adjusted cost basis at June 30, 2010, plus shareholder's equity at June 30, 2010.

(4) Footnote 3 divided by shares outstanding of 7.83 million.

(5) Footnote 3 multiplied by Assumed Return (less 2% income tax, excluding variable expenses) divided by fully diluted shares outstanding of 7.95 million.

(6) Assuming 10:1 leverage on hedged agency portfolio.

Exhibit A

The following table presents a reconciliation of the GAAP financial results to non-GAAP measurements for the quarter ended June 30, 2010 (dollars in thousands, except per share data).

GAAP net income	$8,773
Adjustments:	
Non-recurring costs	(167)
Stock compensation	726
Net unrealized mark-to-market gain on trading MBS and interest rate hedge instruments	708
Adjusted interest related to purchase discount accretion / premium amortization	(297)
Non-GAAP core operating income	$9,743
Non-GAAP core operating income per share (diluted)	$1.23